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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-4 of our report dated November 14, 1997, on our audit of the consolidated financial statements of Indy Connection Limousines, Inc. and subsidiary as of September 30, 1997, and for the year then ended. We also consent to the reference to our firm under the caption "Experts".



                                        /s/ Coopers & Lybrand
                                        -------------------------
                                        COOPERS & LYBRAND


Washington, D.C.
Janaury 20, 1998